PRECIDIAN ETFs TRUST 485BXT

Exhibit (q)(1)

PRECIDIAN ETFS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Precidian ETFs Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 22nd day of August, 2024.

/s/ Mary Lou Ivey
Mary Lou Ivey

PRECIDIAN ETFS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Precidian ETFs Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 22nd day of August, 2024.

/s/ Theo H. Pitt, Jr.
Theo H. Pitt, Jr.

PRECIDIAN ETFS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Precidian ETFs Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 22nd day of August, 2024.

/s/ Dr. David J. Urban
Dr. David J. Urban

PRECIDIAN ETFS TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Precidian ETFs Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Karen M. Shupe, David A. Bogaert, and Ann T. MacDonald, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 22nd day of August, 2024.

/s/ Laura V. Morrison
Laura V. Morrison